EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report on Form 10-K of FGI Industries Ltd. (the “Company”) for the twelve-month period ended December 31, 2021, to which this certification is being filed as of the date hereof as an exhibit thereto (the “Report”), I, David Bruce, Chief Executive Officer of the Company, and I, Perry Lin, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2022

/s/ David Bruce
David Bruce
Chief Executive Officer
(Principal Executive Officer)

/s/ Perry Lin
Perry Lin
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)